                                                                    EXHIBIT 10.1




                              AMENDED AND RESTATED

                              BOWATER INCORPORATED

                           BENEFIT PLAN GRANTOR TRUST

                            Effective April 15, 1998

                               TABLE OF CONTENTS

ARTICLE I

           Title-Purpose-Policy-Effect.....................................................................................1
                     1.1  Name.............................................................................................1
                     1.2  Definitions......................................................................................1
                     1.3  Purpose..........................................................................................5
                     1.4  Effect...........................................................................................6

ARTICLE II

           Valuation 6
                     2.1  Valuation of Trust Fund..........................................................................6

ARTICLE III

           Administration of the Plans.....................................................................................7
                     3.1  Payments From Trust Fund.........................................................................7
                     3.2  Participant Data.................................................................................7
                     3.3  Creditors........................................................................................8
                     3.4  Reliance on Company..............................................................................8
                     3.5  Responsibility for Plan Administration...........................................................9
                     3.6  Trustee Not Responsible for Administration of Judgments..........................................9

ARTICLE IV

           Investment of Trust Assets......................................................................................9
                     4.1  Asset Managers...................................................................................9
                     4.2  Investment Discretion...........................................................................10
                     4.3  Limitations on Investment Discretion............................................................10
                     4.4  Responsibility for Diversification..............................................................10

ARTICLE V

           Responsibility for Directed Funds..............................................................................10
                     5.1  Responsibility for Selection of Agents..........................................................10
                     5.2  Trustee Not Responsible for Investments in Directed Funds.......................................11
                     5.3  Investment Vehicles.............................................................................11
                     5.4  Reliance on Asset Manager.......................................................................11
                     5.5  Merger of Funds.................................................................................11
                     5.6  Notification of Company in Event of Breach......................................................12
                     5.7  Definition of Knowledge.........................................................................12
                     5.8  Duty to Enforce Claims..........................................................................12
                     5.9  Restrictions on Transfer........................................................................13
                     5.10 Section 4.1(b) Controlling......................................................................13

ARTICLE VI

           Powers of Asset Managers.......................................................................................13
                     6.1  General Powers..................................................................................13
                     6.2  Additional Powers of Trustee....................................................................14
                     6.3  Annuity and Insurance Contracts.................................................................15

ARTICLE VII

           Records and Accounts of Trustees...............................................................................17
                     7.1  Records.........................................................................................17
                     7.2  Annual Account..................................................................................17
                     7.3  Account Stated..................................................................................17
                     7.4  Judicial Accountings............................................................................17
                     7.5  Necessary Parties...............................................................................18

ARTICLE VIII

           Compensation, Taxes and Expenses...............................................................................18
                     8.1  Compensation and Expenses.......................................................................18
                     8.2  Taxes...........................................................................................19

ARTICLE IX

           Resignation or Removal of Trustee..............................................................................19
                     9.1  Resignation or Removal..........................................................................19
                     9.2  Designation of a Successor......................................................................19
                     9.3  Reserve for Expenses............................................................................19

ARTICLE X

           Amendment or Termination.......................................................................................20
                     10.1  Amendment of Agreement.........................................................................20
                     10.2  Termination of Plan............................................................................20
                     10.3  Distribution of Residual Assets................................................................21
                     10.4  Distribution of Excess Assets..................................................................21

ARTICLE XI

           Prohibition Against Diversion..................................................................................21
                     11.1  No Right of Alienation or Employment...........................................................21

ARTICLE XII

           Sufficiency of Trust Fund......................................................................................22
                     12.1  Payment of Benefits............................................................................22
                     12.2  Contribution to Fund...........................................................................22

ARTICLE XIII

           Authorities....................................................................................................23
                     13.1  Company........................................................................................23
                     13.2  Investment Manager.............................................................................24
                     13.3  Form of Communications.........................................................................24
                     13.4  Continuation of Authority......................................................................24
                     13.5  No Obligation to Act on Unsatisfactory Notice..................................................24

ARTICLE XIV

           General Provisions.............................................................................................24
                     14.1  Governing Law..................................................................................24
                     14.2  Entire Agreement...............................................................................24
                     14.3  Mistake........................................................................................24
                     14.4  Reliance on Experts............................................................................25
                     14.5  Successor to the Trustee.......................................................................25
                     14.6  Notices........................................................................................25
                     14.7  Plan Documents.................................................................................25
                     14.8  No Waiver; Reservation of Rights...............................................................25
                     14.9  Descriptive Headings...........................................................................25
                     14.10 Counterparts...................................................................................25

ARTICLE XV

           Undertaking by Company.........................................................................................26
                     15.1  Undertaking....................................................................................26
                     15.2  Limitation on Undertaking......................................................................26
                     15.3  Survival of Undertakings.......................................................................26

LIST A               .....................................................................................................28

         This Grantor Trust Agreement, initially made and entered into the 20th day of May, 1988, and amended on August 23, 1989, is by and between BOWATER INCORPORATED, a Delaware corporation (the "Company"), and WACHOVIA BANK, N.A. a national banking association organized and existing under the laws of the United States (the "Trustee").

                             W I T N E S S E T H :

         WHEREAS, the Company established this Grantor Trust to serve as a funding vehicle for certain designated non-qualified employee benefit plans described on List A (the "Plans") and as a medium for holding amounts payable to eligible participants under the Plans;

         WHEREAS, the Trustee has agreed to hold and administer all sums of money and such other property acceptable to the Trustee as shall from time to time be contributed, paid or delivered to it hereunder, IN TRUST, on the terms and conditions set forth in the Grantor Trust Agreement (the "Agreement"); and

         WHEREAS, the Company and the Trustee desire to amend and restate the Agreement governing the Grantor Trust.

         NOW, THEREFORE, the Company and the Trustee hereby agree to continue the Bowater Incorporated Benefit Plan Grantor Trust on the following terms and conditions as of April 15, 1998:


                                   ARTICLE I

                          Title-Purpose-Policy-Effect

         1.1 Name. The trust established hereunder shall be known as the Bowater Incorporated Benefit Plan Grantor Trust and is sometimes hereinafter referred to as the "Trust".

         1.2 Definitions. Where used in this Agreement, unless the context otherwise requires or unless otherwise expressly provided:

         (a) "Account Party" shall mean an officer of the Company designated to represent the Company for this purpose and any Person to whom the Trustee shall be instructed by the Company to deliver its annual account under Section 7.2.

         (b) "Accounting Period" shall mean the twelve consecutive month period coincident with the calendar year or the shorter period in any year in which the Trustee accepts appointment as Trustee hereunder or ceases to act as Trustee for any reason.

         (c) "Agreement" shall mean all of the provisions of this instrument and of all other instruments amendatory hereof.

         (d) "Asset Manager" shall mean the Trustee (other than for purposes of Article V), the Company, or an Investment Manager, individually or collectively as the context shall require, but only with respect to those assets held in an Investment Account over which it exercises, or to the extent it is authorized to exercise, discretionary investment authority or control.

         (e) "Bank Business Day" shall mean a day on which the Trustee is open for business.

         (f) An individual or entity is a "beneficiary" if such individual or entity is receiving benefits, or entitled to receive benefits solely upon the lapse of time, under any of the Plans in respect of a deceased participant.

         (g) "Board of Directors" shall mean the Board of Directors of the Company.

         (h)   A "Change in Control" shall be deemed to have occurred upon:

               (a)       The date that any Person is or becomes an Acquiring
                         Person.

               (b) The date that the Corporation's shareholders approve a merger, consolidation or reorganization of the Corporation with another corporation or other Person, unless, immediately following such merger, consolidation or reorganization, (i) at least 50% of the combined voting power of the outstanding securities of the resulting entity would be held in the aggregate by the shareholders of the Corporation as of the record date for such approval (provided that securities held by any individual or entity that is an Acquiring Person, or who would be an Acquiring Person if 5% were substituted for 20% in the definition of such term, shall not be counted as securities held by the shareholders of the Corporation, but shall be counted as outstanding securities for purposes of this determination), or (ii) at least 50% of the board of directors or similar body of the resulting entity are Continuing Directors.

               (c) The date the Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other Person, unless, immediately after such sale or transfer, (i) at least 50% of the combined voting power of the then-outstanding securities of the resulting entity immediately following such transaction is held in the aggregate by the Corporation's shareholders as determined immediately prior to such transaction (provided that securities held by any individual or entity that is an Acquiring Person, or who would be an Acquiring Person if 5% were substituted for 20% in the definition of such term, shall not be counted as securities held by the shareholders of the Corporation, but shall be counted as outstanding securities for purposes of this determination), or (ii) at least 50% of the board of directors or similar body of the resulting entity are Continuing Directors.

                  (d) The date on which less than two-thirds (2/3) of the total membership of the Board consists of Continuing Directors.

             For purposes of this Section:

                  (i) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Act").

                  (ii) "Acquiring Person" means the Beneficial Owner, directly or indirectly, of Common Stock representing 20% or more of the combined voting power of the Corporation's then outstanding securities, not including (except as provided in clause (i) of the next sentence) securities of such Beneficial Owner acquired pursuant to an agreement allowing the acquisition of up to and including 50% of such voting power approved by two-thirds of the members of the Board who are Board members before the Person becomes Beneficial Owner, directly or indirectly, of Common Stock representing 5% or more of the combined voting power of the Corporation's then outstanding securities. Notwithstanding the foregoing, (i) securities acquired pursuant to an agreement described in the preceding sentence will be included in determining whether a Beneficial Owner is an Acquiring Person if, subsequent to the approved acquisition, the Beneficial Owner acquires 5% or more of such voting power other than pursuant to such an agreement so approved and (ii) a Person shall not be an Acquiring Person if such Person is eligible to and files a Schedule 13G with respect to such Person's status as a Beneficial Owner of all Common Stock of the Corporation of which the Person is a Beneficial Owner.

                  (iii) A "Beneficial Owner" of Common Stock means (A) a Person who beneficially owns such Common Stock, directly or indirectly, or (B) a Person who has the right to acquire such Common Stock (whether such right is exercisable immediately or only with the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise.

                  (iv) "Continuing Directors" means any member of the Board who (A) was a member of the Board prior to the date of the event that would constitute a Change in Control, and any successor of a Continuing Director while such successor is a member of the Board, (B) is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, and (C) is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

               (v) "Person" means any individual, firm, corporation, partnership, trust or other entity.

         Notice to the Trustee from the Company that a Change in Control has occurred shall be binding and conclusive on the Trustee. The Trustee shall have not independent duty to investigate whether or not a Change in Control has occurred. In performing any of its obligations or taking any discretionary action under this Agreement which is dependent upon a Change in Control having occurred, the Trustee may rely on such notice and such notice shall be binding and conclusive on all Plan participants and beneficiaries.

         (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and regulations issued thereunder.

         (j) "Company" shall mean Bowater Incorporated or any successor thereto.

         (k) "Directed Fund" shall mean an Investment Account, or part thereof, subject to the discretionary management and control of the Company or any Investment Manager.

         (l) "Discretionary Fund" shall mean any Investment Account, or part thereof, subject to the discretionary management and control of the Trustee.

         (m) "Investment Account" shall mean each pool of assets in the Trust in which the Plans have an interest during an Accounting Period.

         (n) "Investment Manager" shall mean a bank, as defined under the Investment Advisers Act of 1940, insurance company or investment adviser registered under the Investment Advisers Act of 1940.

         (o) "Investment Vehicle" shall mean any common, collective or commingled trust, mutual fund, investment company, corporation functioning as an investment intermediary, insurance contract, letter of credit, partnership, joint venture or other entity or arrangement to which, or pursuant to which, assets of the Trust have been transferred or in which the Trust has an interest, beneficial or otherwise.

         (p) "Participant Data" shall mean certain information regarding the participants (or beneficiaries) under each Plan and the determination of the benefits under each Plan, including the following information: (i) name, address, date of birth, date of hire (when applicable) and social security number; (ii) the pension benefit accrued by the participant under any qualified pension plan sponsored or maintained by the Company or an affiliate; (iii) a schedule of the estimated payments under each Plan; and (iv) any other information regarding each Plan which the Trustee may reasonably request or which the Company may deem necessary.

         Notwithstanding the foregoing, "Participant Data" shall not include any information regarding the participants and beneficiaries under a Plan who are residents, for income tax purposes, of Canada.

         (q) "Person" shall mean a natural person, trust, estate, corporation of any kind or purpose, mutual company, joint-stock company, unincorporated organization, association, partnership, joint venture, employee organization, committee, board, participant, beneficiary, trustee, partner, or venturer acting in an individual, company, or representative capacity, as the context may require.

         (r) "Plan" or "Plans" shall mean, collectively, the plans, agreements or arrangements maintained by the Company or to which the Company is a party and which have been designated by the Board of Directors for participation in this Trust, as set forth on List A hereto.

         (s) "Trust Fund" shall mean all cash and other property contributed, paid or delivered to the Trustee hereunder, all investments made therewith and proceeds thereof and all earnings and profits thereon, less payments, transfers or other distributions which, at the time of reference, shall have been made by the Trustee as authorized herein. The Trust Fund shall include all evidences of ownership, interest or participation in an Investment Vehicle, but shall not, solely by reason of the Trust Fund's investment therein, be deemed to include any assets of such Investment Vehicle.

         (t) "Trust" shall mean the grantor trust established under this Agreement.

         (u) "Trustee" shall mean Wachovia Bank, N.A., as Trustee of the Trust and its successors.

         (v) "Valuation Date" shall mean the last day of the Accounting Period, calendar quarter or any more frequent reporting date determined by the Company and agreed to by the Trustee.

         (w)   "Wachovia" shall mean Wachovia Bank, N.A.

Wherever applicable, masculine pronouns shall include the feminine, and the singular shall include the plural.

         1.3 Purpose. The Trust is established as a grantor trust within the meaning of Sections 671 through 677 of the Code, to hold the interests of participants and their beneficiaries in the Plans, other than those participants and beneficiaries who are residents, for income tax purposes, of Canada. The interests which may be held and paid out by the Trust shall include benefits accrued under any Plan with respect to any employee or former employee of the Company who is or has been a participant in any such Plan and their beneficiaries. The Company shall administer the Plans so that each of the Plans will be at all times during which any amount is deposited with the Trust, a non-qualified deferred compensation plan or non-qualified supplemental benefits plan which is either an excess benefit plan, as defined in Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan that provides deferred compensation or supplemental benefits only for a select group of management or highly compensated employees within the contemplation of ERISA, or both. Except as may otherwise be permitted by law and the terms of each Plan or pursuant to the terms of this Agreement, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Plans shall any portion of the Trust Fund be used for, or diverted to, any purposes other than for the exclusive benefit of such participants and their beneficiaries, and for defraying the reasonable expenses of administering each such Plan. The establishment of the Trust is intended to provide a funding vehicle for the payment of benefits under the Plans and is not intended to relieve the Company of its duties under the Plans to the participants therein or to their beneficiaries.

         1.4 Effect. All Persons at any time interested in the Plans shall be bound by the provisions of this Agreement and, in the event of any conflict between this Agreement and the provisions of the Plans or any other instrument or agreement forming part of each such Plan, the provisions of this Agreement shall control.


                                   ARTICLE II

                                   Valuation

         2.1 Valuation of Trust Fund. The Trustee shall determine the value of the assets of the Trust Fund as of each Valuation Date. In addition, prior to a Change in Control and for the convenience of the Company and without imposing any obligation on the Trustee, the Company may request the Trustee to include in its periodic reports under this Article II or its annual account under Section 7.2 assets which do not constitute part of the Trust Fund. Assets will be valued at their market values at the close of business on the Valuation Date, or, in the absence of readily ascertainable market values, at such values as the Trustee shall determine in accordance with methods consistently followed and uniformly applied. Anything in this Agreement to the contrary notwithstanding, with respect to assets constituting part of a Directed Fund or assets included at the request of the Company as hereinabove provided, the Trustee may rely for all purposes of this Agreement on the latest valuation and transaction information submitted to it by the Persons responsible for the investment of such assets even if such information predates the Valuation Date. The Company will cause such Persons to provide the Trustee with all information needed by the Trustee to discharge its obligations to value such assets and to account under this Agreement.

                                  ARTICLE III

                          Administration of the Plans

         3.1 Payments From Trust Fund. (a) Subject to Sections 3.2, 3.3 and 6.3(b), the Trustee, upon receipt of direction from the Company prior to a Change in Control, shall pay moneys directly to or for the benefit of participants and their beneficiaries, or to a paying or disbursing agent (which may be the Company) for the benefit of participants or their beneficiaries. Prior to a Change in Control, the Company may direct that moneys be paid to itself or an affiliate or subsidiary thereof, however, only if and only to the extent that such payment is for the reimbursement of moneys paid under a Plan to a participant or his beneficiary which could have been paid from the Trust Fund. After a Change in Control, the Trustee may follow the directions of the Company as noted in the preceding sentence only upon receipt of evidence that such amounts have been paid to a participant or beneficiary in lieu of a payment from the Trust Fund. Any such payment to the Company or an affiliate or subsidiary thereof shall be deemed a payment for the benefit of a participant or his beneficiary. Any assets disbursed or paid over by the Trustee pursuant to the foregoing provisions of this Section 3.1, or pursuant to Section 3.3 hereof, shall no longer be part of the Trust Fund.

         (b)(1) In the event it shall be determined prior to a Change in Control that the participants and/or beneficiaries of the Trust Fund, prior to the payment of benefits hereunder, are subject to any tax under the terms of the trust created hereunder, then the Trustee, upon a receipt of written direction from the Company, shall make payments from the Trust Fund to such persons, in such manner and in such amounts as the Company shall direct, for the purpose of paying the amount of Federal, State and Local tax and interest and any penalties thereon which such participants and/or beneficiaries may incur arising out of such determination. In the event such a determination is made after a Change in Control occurs, then each participant or beneficiary who is subject to such tax, may direct the Trustee, in writing, to make payments from the Trust Fund for the purpose set forth in the preceding sentence and shall deliver to the Trustee evidence of such determination. In the event a final judicial determination is made after a Change in Control occurs that a participant or beneficiary, prior to the payment of benefits hereunder, is subject to any tax under the terms of the trust created hereunder and a governmental agency authorized to execute such determination directs the Trustee to pay such tax from the Trust Fund, then the Trustee may make such payment and shall incur no liability hereunder because of the Trustee's compliance with such direction. The Trustee's decision as to whether the final judicial determination referenced in the preceding sentence has occurred shall be binding and conclusive on all participants and beneficiaries.

         (b)(2) Any payment from the Trust Fund pursuant to paragraph (b)(1) of this Section 3.1 attributable to a Plan shall actuarially reduce the benefits of those participants and beneficiaries to whom such a distribution is made under such Plan.

         3.2 Participant Data. The Company has heretofore submitted Participant Data to the Trustee and may, from time to time hereafter, furnish the Trustee with updated Participant Data. In addition, the Company shall provide information concerning participants and beneficiaries to the Company's actuarial consultants on a quarterly basis sufficient to permit such consultants to assist the Company in determining Participant Data and the contributions to be made hereunder upon a Change in Control and to discharge the Company's duties under Section 12.2(b). The Company shall keep the Trustee informed of the identity of the actuarial consultants responsible for such information and such consultants shall be formally retained on an ongoing basis to provide these services. The Company or its actuarial consultants shall, upon a Change in Control, furnish the Trustee with Participant Data and, after a Change in Control, furnish the Trustee with Participant Data at least once each Accounting Period. After a Change in Control, all expenses of the actuarial consultants may be paid from the Trust assets to the extent not paid by the Company. After a Change in Control, participants and beneficiaries shall have the right to receive from the Company or the Trustee (i) a copy of the most recent Participant Data that has been supplied to the Trustee on his or her behalf, and (ii) a list of the names and addresses of all participants and beneficiaries in each Plan, within thirty
(30) days after a request for such information is made.

         In the event of a Change in Control and notwithstanding any other provision of this Agreement, the Trustee shall, without direction from the Company, make payments to participants or beneficiaries in such manner and in such amounts as the Trustee shall determine they are entitled to be paid under each Plan based upon the most recent Participant Data furnished to the Trustee by the Company or its actuarial consultants prior to or upon a Change in Control and any supplemental information furnished to the Trustee by a participant, a beneficiary, the Company or its actuarial consultants upon which the Trustee may reasonably rely in making such determination. The Trustee's determination as to the amount of payments to participants and beneficiaries after a Change in Control occurs shall be binding and conclusive on all participants and beneficiaries and the Trustee shall be fully protected under the terms of the trust created hereunder in making such determination but the Trustee's determination shall not relieve the Company of its obligations to such participants and beneficiaries under the Plans.

         3.3 Creditors. The Company has the duty to inform the Trustee of the Company's insolvency (i.e., its inability to pay debts as they mature) or bankruptcy (i.e., the Company is subject to a pending proceeding under the federal Bankruptcy Code). The insolvency or bankruptcy of a subsidiary of the Company shall not be deemed to be the insolvency or bankruptcy of the Company or any other subsidiary. When the Trustee is in receipt of a copy of a bankruptcy petition relating to the Company or a notification from the Company that it is insolvent, the Trustee will suspend payments to the participants and beneficiaries under the Trust and will hold assets of the Trust for the benefit of the Company's general creditors. Thereafter, the Trustee will deliver assets of the Trust to satisfy claims of the Company's general creditors as directed by a court of competent jurisdiction. However, if the Trustee makes a good faith determination that the Company is solvent, it shall continue to make or resume making payments under each Plan until a final order to the contrary is received by the Trustee.

         3.4 Reliance on Company. Any directions pursuant to Section 3.1 may, but need not, specify the application to be made of moneys so ordered. Each direction to the Trustee under Section 3.1 or Section 3.3 shall constitute a certification by the Company, as the case may be, that such direction is in accordance with applicable law or with the terms of each Plan, and with the terms of this Agreement. The Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction.

         3.5 Responsibility for Plan Administration. Subject to Section 3.2 or subject to any delegation by the Company and assumption by the Trustee of the duties of administering each Plan, the Trustee shall not be responsible in any way respecting the determination, computation, payment or application of any payment (other than the execution of any documents incidental thereto and transfer or receipt of funds thereunder on the directions of the Company), or for any other matter affecting the administration of each Plan by the Company or any other Person to whom such responsibility is allocated or delegated pursuant to the terms of each Plan.

         3.6 Trustee Not Responsible for Administration of Judgments. The Trustee shall not be responsible in any way respecting the administration, computation, payment or application of any payment, satisfaction, or for any other matter affecting the response of the Company to any creditor in the event of insolvency, other than for the execution of any documents incidental thereto and transfer or receipt of funds thereunder on the directions of the Company.

                                   ARTICLE IV

                           Investment of Trust Assets

         4.1 Asset Managers. (a) Prior to a Change in Control, discretionary authority for the management and control of assets from time to time held in the Trust Fund may be retained, allocated or delegated, as the case may be, for one or more purposes, to and among the Asset Managers by the Company, in its absolute discretion. To the extent an Asset Manager is the Trustee, the assets shall be part of the Discretionary Fund; to the extent an Asset Manager is either the Company or an Investment Manager, the assets shall be part of a Directed Fund. Prior to a Change in Control, the terms and conditions of appointment, authority and retention of any Asset Manager shall be the sole responsibility of the Company. The Company shall promptly notify the Trustee in writing of the appointment or removal of an Asset Manager. Any notice of appointment pursuant to this Section 4.1 shall constitute a representation and warranty that the Asset Manager has been appointed in accordance with the provisions of each Plan and that any Asset Manager (other than the Trustee or the Company) is an Investment Manager.

         (b) After a Change in Control, discretionary authority for the management and control of assets from time to time held in the Trust Fund shall be in the Trustee. After a Change in Control occurs and subject to paragraph
(g) of Section 6.3, the Trustee shall continue to manage the assets of the Trust in accordance with Section 6.1. The Trustee may appoint, terminate or continue the appointment of Asset Managers for all permissible types of securities, until such time as at least 51% in number of the participants and beneficiaries request that the assets of the Trust be invested and reinvested, without distinction between principal and income, in an immunized or dedicated portfolio of bonds, debentures, equipment or collateral trust certificates, notes or other evidences of indebtedness, unsecured or secured by mortgages on real or personal property wherever situated (including any part interest in a bond and mortgage or note and mortgage whether insured or uninsured) and any portfolio of other property, or part interest in property, real or personal, foreign or domestic in which such event the Trustee shall have the power to appoint Asset Manager(s) solely for such specified investments. The rates of return and maturity dates of the instruments of such portfolio shall reasonably be expected to yield assets of the Trust Fund sufficient to discharge the Company's obligations under the Plans as set forth in the most recent Participant Data furnished to the Trustee prior to or upon such Change in Control.

         (c) After a Change in Control, the Trustee, subject to Section 4.1(b), shall have full discretion and responsibility for the investment of Trust assets, including responsibility for the appointment of Asset Managers and for formulation of funding, investment and diversification policies, and shall have all the duties and responsibilities of the Company set forth in Sections 4.1(a), 4.3 and 4.4.

         4.2 Investment Discretion. Subject to Section 4.1(b), the Trust Fund shall be invested and reinvested, without distinction between principal and income, at such time or times in such investments and pursuant to such investment strategies or courses of action and in such shares and proportions, as the Asset Managers, in their sole discretion, shall deem advisable.

         4.3 Limitations on Investment Discretion. Prior to a Change in Control, the Company may limit, restrict or impose guidelines affecting the exercise of the discretion hereinabove conferred in Section 4.2 on any Asset Manager. Any limitations, restrictions or guidelines applicable to the Trustee, as Asset Manager, shall be communicated in writing to the Trustee. Prior to a Change in Control, the Trustee shall have no responsibility with respect to the formulation of any funding policy or any investment or diversification policies embodied therein. Prior to a Change in Control, the Company shall be responsible for communicating, and monitoring adherence to, any limitations or guidelines imposed on any other Asset Manager.

         4.4 Responsibility for Diversification. Prior to a Change in Control, the Company shall be responsible for determining the diversification policy of the Trust Fund, for monitoring adherence by the Asset Managers to such policy, and for advising the Asset Managers with respect to limitations on employer or other securities or property contained in each Plan or imposed on each Plan by applicable statute.


                                   ARTICLE V

                       Responsibility for Directed Funds

         5.1 Responsibility for Selection of Agents. Prior to a Change in Control, all transactions of any kind or nature in or from a Directed Fund shall be made upon such terms and conditions and from or through such principals and agents as the responsible Asset Manager shall direct. No such transactions shall be executed through the facilities of the Trustee except where the Trustee shall make available its facilities solely for the purpose of temporary investment of cash reserves of a Directed Fund. (However, nothing in the preceding sentence shall confer any authority upon the Trustee to invest the cash balances of any Directed Fund unless and until it receives directions from the responsible Asset Manager.)

         5.2 Trustee Not Responsible for Investments in Directed Funds. Prior to a Change in Control and except as provided in Section 5.6, the Trustee shall be under no duty or obligation to review or to question any direction of any Asset Manager, or to review securities or any other property held in any Directed Fund with respect to prudence or proper diversification or compliance with any limitation on the Asset Manager's authority under the terms of each Plan, any agreement entered into between the Company and the Asset Manager or imposed by applicable law, or to make any suggestions or recommendations to the Company or the Asset Manager with respect to the retention or investment of any assets of any Directed Fund, and shall have no authority to take any action or to refrain from taking any action with respect to any asset of a Directed Fund unless and until it is directed to do so by the Asset Manager.

         5.3 Investment Vehicles. Any Investment Vehicle, or interest therein, acquired by or transferred to the Trustee upon the directions of the Asset Manager shall be allocated to the appropriate Directed Fund, and the Trustee's duties and responsibilities under this Agreement shall not be increased or otherwise affected thereby. The Trustee shall be responsible solely for the safekeeping of the evidence of the Trust's ownership of or interest or participation in such Investment Vehicle.

         5.4 Reliance on Asset Manager. The Trustee shall be required under this Agreement to execute documents, to settle transactions, to take action on behalf of or in the name of the Trust and to make and receive payments on the direction of the Asset Manager. Any direction of the Asset Manager shall constitute a certification to the Trustee (i) that the investment is authorized under the terms of this Agreement and any other agreement or law affecting the Asset Manager's authority to deal with the Directed Fund, (ii) that any contract, agency, joinder, adoption, participation or partnership agreement, deed, assignment or other document of any kind which the Trustee is required to execute to effectuate the transaction has been reviewed by the Asset Manager and, to the extent it deems advisable and prudent, its counsel, (iii) that such instrument or document is in proper form for execution by the Trustee, (iv) that, where appropriate, insurance protecting the Trust against loss or liability has been or will be maintained in the name of or for the benefit of the Trustee, and (v) that all other acts to perfect and protect the Trust's rights have been taken, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction. In addition, the Trustee shall not be liable for the default of any Person with respect to any investment in a Directed Fund or for the form, genuineness, validity, sufficiency or effect of any document executed by, delivered to or held by it for any Directed Fund on account of such investment, or if, for any reason (other than the negligence or willful misconduct of the Trustee) any rights of the Trust therein shall lapse or shall become unenforceable or worthless.

         5.5 Merger of Funds. Except pursuant to Section 4.1(b), the Trustee shall not have any discretionary responsibility or authority to manage or control any asset held in a Directed Fund upon the resignation or removal of an Asset Manager unless and until it has been notified in writing by the Company that the Asset Manager's authority has terminated and that such Directed Fund's assets are to be integrated with the Discretionary Fund. Such notice shall not be deemed effective until two Bank Business Days after it has been received by the Trustee unless the Trustee shall agree otherwise. The Trustee shall not be liable for any losses to the Trust Fund resulting from the disposition of any investment made by the Asset Manager or for the retention of any illiquid or unmarketable investment or any investments which are not actively traded publicly held securities or for the holding of any other investment acquired by an Asset Manager if the Trustee is unable to dispose of such investment because of any restrictions imposed by the Securities Act of 1933 or other federal or state law, or if an orderly liquidation of such investment is impractical under prevailing conditions imposed pursuant to Section 4.2, or for any other violation of the terms of this Agreement, each Plan or applicable law as a result of the addition of Directed Fund assets to the Discretionary Fund.

         5.6 Notification of Company in Event of Breach. Prior to a Change in Control, if the Trustee has knowledge of a breach committed by an Asset Manager, it shall notify the Company thereof, and the Company shall thereafter assume full responsibility to all Persons interested in each Plan to remedy such breach. After a Change in Control, if the Trustee has knowledge of a breach committed by an Asset Manager, the Trustee shall thereafter assume full responsibility to all Persons interested in each Plan to remedy such breach.

         5.7 Definition of Knowledge. While the Trustee will perform certain duties (such as custodial, reporting, recording, valuation and bookkeeping functions) with respect to Directed Funds, such duties will not involve the exercise of any discretionary authority to manage or control the assets of the Directed Funds and such certain duties will be the responsibility of officers or other employees of the Trustee who are not familiar with and have no responsibility for investment management. Therefore, the Company agrees that in the event that knowledge of the Trustee shall be a prerequisite to imposing a duty upon or to determining liability of the Trustee under this Agreement or any statute regulating the conduct of the Trustee with respect to such Directed Funds or relieving the Company of its undertakings under Section 15.2, the Trustee will not be deemed to have knowledge of, or to have participated in, any act or omission of an Asset Manager involving the investment of assets allocated to the Directed Funds solely as a result of the receipt and processing of information in the course of performing such duties.

         5.8 Duty to Enforce Claims. Prior to a Change in Control, the Trustee shall have no duty to commence or maintain any action, suit or legal proceeding on behalf of the Trust on account of or growing out of any investment made in or for a Directed Fund unless the Trustee has been directed to do so by the Asset Manager and unless the Trustee is either in possession of funds sufficient for such purpose or unless it has been indemnified by the Company or the Investment Manager, to its satisfaction, for counsel fees, costs and other expenses and liabilities to which it, in its sole judgment, may be subject by beginning or maintaining such action, suit or legal proceeding.

         5.9 Restrictions on Transfer. Nothing herein shall be deemed to empower any Asset Manager to direct the Trustee to transfer any asset of a Directed Fund to itself except for purposes enumerated in Section 6.1(a).

         5.10 Section 4.1(b) Controlling. All provisions of this Article V are subject to Section 4.1(b).


                                   ARTICLE VI

                            Powers of Asset Managers

         6.1 General Powers. Subject to Section 4.1(b) hereof and without in any way limiting the powers and discretions conferred upon any Asset Manager by the other provisions of this Agreement or by law, each Asset Manager, including the Trustee, shall be vested with the following powers and discretions with respect to the assets of the Trust subject to its management and control, and, upon the directions of the Asset Manager of a Directed Fund, the Trustee shall make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to enable such Asset Manager to carry out such powers and discretions:

         (a) to hold marketable securities subject to appropriate objectives and guidelines set by the Company, including stocks, bonds and money market instruments. However, the Trustee shall have no responsibility or obligation to monitor objectives and guidelines set forth by the Company;

         (b) to sell, exchange, convey, transfer or otherwise dispose of any property by private contract or at public auction, and no person dealing with the Asset Manager shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

         (c) to enter into contracts or to make commitments either alone or in company with others to sell or acquire property;

         (d) to delegate to a manager or holder or holders of a majority interest in any real property, the management and operation of any part interest in such property or properties (including the authority to sell such part interests or otherwise carry out the decision of such manager or the holder or holders of such majority interest);

         (e) to lease to others for any term without regard to the duration of the Trust any real property or part interest in real property;

         (f) to vote upon any stocks, bonds or other securities (but subject to the suspension of any voting rights as a result of any broker loan or similar agreement); to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property;

         (g) to organize corporations under the laws of any state for the purpose of acquiring or holding title to property (or to direct the Trustee to organize such corporations or to appoint any ancillary trustee acceptable to the Trustee for such purpose);

         (h) to invest in a fund consisting of securities issued by corporations and selected and retained solely because of their inclusion in, and in accordance with, one or more commonly used indices of such securities, with the objective of providing investment results for the fund which approximate the overall performance of such designated index;

         (i) to enter into any partnership, as a general or limited partner, or joint venture;

         (j) to purchase units or certificates issued by an investment company or pooled trust or comparable entity;

         (k) to transfer money or other property to an insurance company issuing an insurance contract; and

         (l) to be reimbursed for the expenses incurred in exercising any of the foregoing powers or for paying the reasonable expenses incurred by any agent, manager or trustee appointed pursuant hereto.

         6.2 Additional Powers of Trustee. In addition, the Trustee is hereby authorized:

         (a) to register any securities held in the Trust Fund in its own name or in the name of a nominee and to hold any securities in bearer form, and to combine certificates representing such securities with certificates of the same issue held by the Trustee in other fiduciary or representative capacities or as agent for customers, or to deposit or to arrange for the deposit of such securities in any qualified central depository even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by other depositors, or to deposit or arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a Federal Reserve Bank, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

         (b) to employ suitable agents, depositories and counsel, domestic or foreign, and to charge their reasonable expenses and compensation against the Trust Fund, and to confer upon any such depository the powers conferred upon the Trustee by paragraph (a) of this Section 6.2 as well as the power to appoint subagents and depositories, wherever situated, in connection with the retention of securities or other property;

         (c) to borrow money from any source as may be necessary or advisable to effectuate the purposes of the Trust on such terms and conditions as the Trustee, in its absolute discretion, may deem advisable;

         (d) to deposit funds in interest bearing account deposits maintained by or savings certificates issued by Wachovia, in its separate corporate capacity, or in any other banking institution;

         (e) to compromise or otherwise adjust all claims in favor of or against the Trust Fund other than claims solely affecting the right of any Person to benefits under each Plan;

         (f) to make any distribution or transfer of assets authorized under the terms of this Agreement in cash or in kind as the Trustee, in its absolute discretion, shall determine and, in furtherance thereof, to value such assets, which valuation shall be conclusive and binding on all persons;

         (g) upon the direction of the Company, to maintain and operate one or more market inventory funds as a vehicle to exchange securities among Discretionary and Directed Funds without alienating the property from the Trust; and

         (h) to hold uninvested cash awaiting investment and such additional cash balances as it shall deem reasonable or necessary, without incurring any liability for the payment of interest thereon.

         6.3 Annuity and Insurance Contracts. (a) The Trustee, upon written direction of the Company prior to a Change in Control, shall pay from the Trust Fund sums (including periodic premiums) to such insurance company or companies as the Company may direct for the purpose of procuring individual or group annuity or life insurance contracts for each Plan (hereinafter in this Article referred to as "Contracts"). The Trustee may reimburse the Company from the Trust Fund any sums paid by the Company to such insurance company or companies in connection with procuring or maintaining such Contracts. The Company shall prepare, or cause to be prepared in such form as it shall prescribe, the application for any Contract to be applied for. The Trustee shall receive and hold in the Fund, subject to the provisions hereinafter set forth in this Article, all Contracts so obtained.

         (b) The Trustee shall be the owner of Contracts held in the Trust Fund and, upon written direction of the Company prior to a Change in Control, shall have power, without the consent of any other person, to exercise any and all of the rights, options and privileges that belong to the absolute owner of any Contract held in the Trust Fund or that are granted by the terms of any such Contract or by the terms of this Agreement. The Trustee shall have no discretion with respect to the exercise of any of the foregoing powers or to take any other action permitted by any Contract held in the Trust Fund, but shall exercise such powers or take such action only upon the written direction of the Company prior to a Change in Control; the Trustee shall have no duty to exercise any of such powers or to take any such action unless and until it shall have received such direction. The Trustee, upon the written direction of the Company prior to a Change in Control, shall deliver any Contract held in the Trust Fund to such person or persons as may be specified in the direction.

         (c) The Trustee shall hold in the Trust Fund the proceeds of any sale, assignment or surrender of any Contract held in the Trust Fund and any and all dividends and other payments of any kind received in respect of any Contract held in the Trust Fund.

         (d) Upon the written direction of the Company prior to a Change in Control, the Trustee shall pay from the Trust Fund premiums, assessments, dues, charges and interest, if any, upon any Contract held in the Trust Fund. The Trustee shall have no duty to make any such payment unless and until it shall have received such direction. After a Change in Control occurs, the Trustee shall pay from the Trust Fund premiums, assessments, dues, charges and interest, if any, upon any Contract held in the Trust Fund, without direction from the Company.

         (e) No insurance company that may issue any Contract or Contracts held in the Trust Fund shall be deemed to be a party to this Agreement for any purpose, or to be responsible in any way for the validity of this Agreement or to have any liability under this Agreement other than as stated in each Contract that it may issue. Any insurance company may deal with the Trustee as sole owner of any Contract issued by it and held in the Fund, without inquiry as to the authority of the Trustee to act, and may accept and rely upon any written notice, instruction, direction, certificate or other communication from the Trustee believed by it to be genuine and to be signed by an officer of the Trustee and shall incur no liability or responsibility for so doing. Any sums paid out by any insurance company under any of the terms of a Contract issued by it and held in the Trust Fund either to the Trustee, or, in accordance with its direction, to any other person or persons designated as payees in such Contract shall be a full and complete discharge of the liability to pay such sums, and the insurance company shall have no obligation to look to the disposition of any sums so paid. No insurance company shall be required to look into the terms of this Agreement, to question any action of the Trustee or to see that any action of the Trustee is authorized by the terms of this Agreement.

         (f) Anything contained herein to the contrary notwithstanding, neither the Company nor the Trustee shall be liable for the refusal of any insurance company to issue or change any Contract or Contracts or to take any other action requested by the Trustee; nor for the form, genuineness, validity, sufficiency or effect of any Contract or Contracts held in the Trust Fund; nor for the act of any person or persons that may render any such Contract or Contracts null and void; nor for the failure of any insurance company to pay the proceeds and avails of any such Contract or Contracts as and when the same shall become due and payable; nor for any delay in payment resulting from any provision contained in any such Contract or Contracts; nor for the fact that for any reason whatsoever (other than their own negligence or willful misconduct) any Contract or Contracts shall lapse or otherwise become uncollectible.

         (g) After a Change in Control occurs, the Trustee may exercise any of the powers set forth in paragraphs (a) through (f) of this Section 6.3 without direction from the Company to purchase Contracts the rates of return and maturity dates of which may reasonably be expected to yield assets of the Trust Fund sufficient to discharge the Company's obligations under each Plan as set forth in the most recent Participant Data furnished to the Trustee prior to or upon the Change in Control and to pay all expenses and fund all reserves anticipated under this Agreement. In making its decision to purchase Contracts, the Trustee shall, in good faith, determine whether the investment policy of the Fund at such time will, in its judgment, discharge the Company's obligations under the Plans and this Agreement without undue risk to the Trust. The Trustee, in exercising the powers set forth in the preceding sentence, shall incur no liability under the terms of this Agreement, except for the Trustee's gross negligence or willful misconduct.


                                  ARTICLE VII

                        Records and Accounts of Trustees

         7.1 Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in the Trust Fund and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times during normal business hours by any Person designated by the Company.

         7.2 Annual Account. Within ninety (90) days following the close of each Accounting Period, the Trustee shall file with the Account Party a written account setting forth the receipts and disbursements of the Trust Fund and the investments and other transactions effected by it upon its own authority or pursuant to the directions of any Person as herein provided during the Accounting Period.

         7.3 Account Stated. Upon the expiration of ninety (90) days from the date of filing its annual account with the Account Party, the Trustee shall be forever released and discharged from all liability and further accountability to the Company, the Account Party or any other Person with respect to the accuracy of such accounting and the propriety of all acts and failures to act of the Trustee reflected in such account, except with respect to any such acts or transactions as to which the Account Party shall, within such ninety (90) day period, file with the Trustee specific written objections.

         7.4 Judicial Accountings. Nothing herein shall in any way limit the Trustee's right to bring any action or proceeding in a court of competent jurisdiction to settle its account or for such other relief as it may deem appropriate.

         7.5 Necessary Parties. In order to protect the Trust Fund from the expense of litigation, no Person other than the Company shall be a necessary party in any proceeding under Section 7.4 or may require the Trustee to account or may institute any other action or proceeding against the Trustee or the Trust.


                                  ARTICLE VIII

                        Compensation, Taxes and Expenses

         8.1 Compensation and Expenses. (a) Prior to a Change in Control, the Trustee shall, upon receipt of written direction from the Company, pay out of the Trust Fund any expenses incurred by the Trustee in connection with its administration of the Trust including, but not limited to, fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding), such compensation to the Trustee as shall be agreed upon from time to time between the Trustee and the Company, and all other proper charges and disbursements of the Trustee.

         (b) After a Change in Control occurs, (i) the Trustee shall, without any direction from the Company, pay out of the Trust Fund any reasonable expenses incurred by the Trustee including, but not limited to, amounts assessed against the Trustee in connection with liability incurred by the Trustee as a result of any discretionary action which the Trustee may take under the Trust after such Change in Control occurs, fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding), fees for actuarial and/or accounting services rendered to the Trustee for purposes of determining benefits under a Plan, such compensation to the Trustee as was agreed upon between the Trustee and the Company prior to such Change in Control or as shall be agreed upon from time to time between the Trustee and the Company after such Change in Control occurs, and all other proper charges and disbursements of the Trustee, and (ii) such expenses shall be paid prior to any other payments required to be made under the terms of the trust created hereunder.

         (c) In accordance with Section 9.3, the Trustee shall be authorized after a Change in Control occurs to reserve such amount as it may deem advisable for payments of its fees and expenses as set forth in paragraph (b) of this Section 8.1.

         (d)   Anything in preceding paragraphs (a), (b) or (c) of this Section
8.1 to the contrary notwithstanding, the Company shall reimburse the Trustee for any such reasonable expenses if for any reason such expenses are not paid out of the Trust Fund. The Trustee's entitlement to reimbursement hereunder shall not be affected by the resignation or removal of the Trustee or by the termination of the Trust.

         8.2 Taxes. The Company shall pay from its own assets any Federal, State, Local or other taxes imposed or levied with respect to the corpus and/or income of the Trust Fund or any part thereof under existing or future laws and the Company, in its discretion, or the Trustee, in its discretion, may contest the validity or amount of any tax, assessment, claim or demand respecting the Trust Fund or any part thereof.


                                   ARTICLE IX

                       Resignation or Removal of Trustee

         9.1 Resignation or Removal. Prior to a Change in Control, the Trustee may be removed by the Company at any time upon sixty (60) days' notice in writing to the Trustee. After a Change in Control occurs, (i) the Trustee may be removed by the Company through action of its Board of Directors at any time upon sixty (60) days notice in writing to the Trustee except that the Trustee may be not so removed by the Company, except with the consent of seventy-five (75) percent in number of the participants and beneficiaries of the Plans, or (ii) the Trustee may be removed by the participants upon sixty
(60) days' notice in writing to the Trustee, provided such notice is executed by at least fifty-one (51) percent in number of the participants and beneficiaries of each Plan. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Company.

         9.2 Designation of a Successor. Upon the removal or resignation of the Trustee, the Company, by action of its Board of Directors, shall appoint a successor trustee which shall be a bank as defined under the Investment Advisers Act of 1940, having a net worth in excess of $100,000,000 or having assets in excess of $2,000,000,000 to act hereunder after the effective date of such removal or resignation. Each successor trustee shall have the same powers and duties as those conferred upon the Trustee hereunder, and upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over the Trust Fund to such successor trustee. If, for any reason, the Company cannot or does not act promptly to appoint a successor trustee in the event of the resignation or removal of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee. Any expenses incurred by the Trustee in connection therewith shall be charged to and paid from the Trust Fund as an expense of administration.

         9.3 Reserve for Expenses. Prior to a Change in Control, the Trustee is authorized to reserve such amount as is agreed by the Company for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after payment of its fees and expenses shall be paid over in accordance with the directions of the Company. After a Change in Control occurs, the Trustee is authorized to reserve such amount as it may deem advisable and reasonable at any time for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after payment of such fees and expenses shall be paid over in accordance with the directions of the Company under the last sentence of Section 10.4. The Trustee is authorized to invest such reserve in any investment authorized under the terms of this Agreement appropriate for the temporary investment of cash reserves of trusts, the earnings on which are to be credited to each Plan and the participants' accounts. After a Change in Control, the Company agrees to keep the Trust sufficiently funded at all times to allow for a reserve for the fees and expenses and to enable the Trustee to reimburse itself in accordance with the terms of this section and the terms of Article XV hereof.


                                   ARTICLE X

                            Amendment or Termination

         10.1 Amendment of Agreement. (a) This Agreement is irrevocable by the Company. Subject to paragraph (b) hereof, the Company expressly reserves the right at any time to amend this Agreement and the trust created thereby by action of its Board of Directors to any extent that it may deem advisable. No such amendment shall be made that affects the duties or responsibilities of the Trustee without its consent thereto in writing; and provided further, that no amendment may be made unless the Company, in its reasonable judgment, believes that such amendment would have no material adverse impact on participants or beneficiaries or that such amendment is necessary to avoid a greater adverse impact on the participants or their beneficiaries. Such amendment shall become effective upon delivery to the Trustee of a written instrument of amendment, duly executed and acknowledged by the Company and accompanied by a certified copy of a resolution of the Board of Directors of the Company authorizing such amendment. The Company also shall deliver to the Trustee a copy of any modifications or amendments to any Plan.

         (b) Notwithstanding any other provisions of this Agreement, the provisions of this Agreement and the trust created thereby may not be amended after the date a Change in Control occurs without the written consent of seventy-five (75) percent in number of the participants and beneficiaries. The Trustee may request that the Company furnish evidence to establish that such a percentage of participants and beneficiaries have granted written consent to such an amendment. The Company reserves the right to amend or eliminate this paragraph (b) prior to the date of a Change in Control.

         10.2 Termination of Plan. In the event a Plan is terminated in whole or in part prior to a Change in Control, the Trustee (subject to the provisions of Articles XI and XII hereof and reserving such sums as the Trustee shall deem reasonably necessary in settling its accounts and to discharge any obligation of the Trust Fund for which the Trustee may be liable) shall apply or distribute the Trust Fund attributable to such Plan in accordance with the written directions of the Company. After the date a Change in Control occurs, a Plan may not be terminated without the written consent of seventy-five (75) percent in number of the participants of such Plan and their beneficiaries. In case a Plan is terminated in whole or in part after a Change in Control occurs, then the Trustee (subject to the provisions of Articles XI and XII hereof and reserving such sums as the Trustee shall deem reasonably necessary in settling its accounts and to discharge any obligation of the Trust Fund for which the Trustee may be liable) shall apply or distribute the Trust Fund attributable to such Plan in such manner and in such amounts as the Trustee shall determine based upon the most recent Participant Data with respect to such Plan forwarded by the Company to the Trustee prior to or upon such Change in Control and any supplemental information furnished to the Trustee by a participant, beneficiary, the Company or its actuaries upon which the Trustee may reasonably rely in making such a determination. Upon such termination of a Plan in whole or in part, the Trustee shall have a right to have its accounts settled with respect to such Plan as provided in Article VII hereof. When the Trust Fund shall have been so applied or distributed and the accounts of the Trustee shall have been so settled, the Trustee shall be released and discharged from all further accountability or liability respecting the Trust Fund with respect to such Plan (or that part of the Trust Fund so applied or distributed, if such Plan is terminated only in part) and shall not be responsible in any way for the further disposition of the Trust Fund with respect to such Plan (or that part of the Trust Fund so applied or distributed, if the Plan is terminated only in part) or any part thereof so applied or distributed. Notwithstanding the above, no distribution shall be made from the Trust to a participant or beneficiary attributable to the termination of a Plan during the ninety (90) day period following such termination of each Plan. Any distribution made thereafter shall be subject to the provisions of Section 3.3 hereof.

         10.3 Distribution of Residual Assets. In the event of the termination of a Plan prior to a Change in Control, any residual assets with respect to such Plan shall be distributed to the Company if all liabilities of such Plan and all other Plans to participants and their beneficiaries have been satisfied and the distribution does not contravene any provision of law.

         10.4 Distribution of Excess Assets. In the event that the fair market value of the assets of the Trust, determined as of the close of each calendar year by an actuary chosen by the Company, exceeds one hundred ten (110) percent of the present value of the aggregate benefits payable to participants under each Plan, the Company may, in its sole discretion, prior to a Change in Control, direct the Trustee to distribute such excess assets, in whole or in part, to the Company provided such distribution does not contravene any provisions of law. After a Change in Control, subject to Section 3.3, no assets may be distributed to the Company until (i) all obligations to all Plan participants and beneficiaries have been satisfied, and (ii) provision has been made for (A) the payment of expenses incurred or reasonably projected by the Trustee to be incurred under the terms of this Agreement and (B) the establishment and maintenance of reserves as contemplated hereunder.


                                   ARTICLE XI

                         Prohibition Against Diversion

         11.1 No Right of Alienation or Employment. Except as otherwise provided under the terms of this Agreement, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under this trust shall any part of the corpus and/or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such participants or their beneficiaries and the assets of the Trust Fund shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to participants in a Plan and their beneficiaries and defraying reasonable expenses of administering such Plan and this Trust. The assets of the Trust Fund shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by any participant or beneficiary. The participants and beneficiaries have no beneficial ownership in or preferred claim on the assets of the Trust. Amounts payable under the Plans consist of the Company's unsecured promise to pay such amounts and, with respect to such amounts, the participants have the status of unsecured creditors. Participation in a Plan does not give any employee a right to continued employment with the Company or any subsidiary or affiliate.


                                  ARTICLE XII

                           Sufficiency of Trust Fund

         12.1 Payment of Benefits. (a) Prior to a Change in Control, if the assets of the Trust Fund are, as of any Valuation Date, which is the last day of the Accounting Period, including, without limitation, at the time of termination of a Plan or as a result of the payment of expenses as set forth in paragraph (b) of Section 8.1, insufficient to fulfill the Company's obligations under the Plans to participants or beneficiaries, then (i) the accrued benefits under such Plan of each affected participant or beneficiary from the Trust Fund shall be reduced by multiplying such accrued benefit by a fraction, the numerator of which shall be the current value of assets in the Trust, and the denominator of which shall be the aggregate present value of the accrued benefits payable to participants under such Plan as determined by an actuary chosen by the Company; and (ii) the Company shall pay to such participants or beneficiaries the remaining amounts owed at such time as provided pursuant to such Plan.

         (b) From time to time (at least annually) after a Change in Control occurs, if the assets of the Trust Fund are, as of any Valuation Date (the last day of the Accounting Period), including, without limitation, at the time of termination of a Plan or as a result of the payment of expenses as set forth in paragraph (b) of Section 8.1, insufficient to fulfill the Company's accrued obligations as of such date under the Plans to participants or beneficiaries and to pay the expenses previously incurred or reasonably projected to be incurred by the Trustee, under this Agreement, then the Trustee shall so notify the Company, setting forth the additional aggregate amount required and the Company shall, within ten (10) days of the receipt of such notice pay to the Trustee the amount set forth in such notice.

         12.2 Contribution to Fund. (a) After the execution of this Agreement and prior to a Change in Control, the Company may, but is not required to, make a single contribution of a sinking fund of actuarially determined contributions in an amount as shall be necessary, as determined by the Company, to ensure that the assets of the Fund shall be sufficient to discharge the Company's obligations under the Plans.

         During a calendar year, the Company may, but is not required to, make contributions to the Trust to insure that the assets of the Trust exceed as a minimum the present value of accrued benefits as of the end of that year for all participants who have retired or are eligible for retirement or early retirement during the year. The present value shall be determined by using the interest rate used for funding purposes in the Bowater Incorporated Employees' Retirement Plan's most recent actuarial valuation ("Plan Valuation"). In lieu of the foregoing, the Company may make such provisions for the funding of the Trust as it deems appropriate.

         (b) After a Change in Control occurs, the Company shall make such contributions within ten (10) days of the Change in Control, and thereafter as of the first day of each calendar month, to the trust created hereunder as shall be necessary to ensure that the assets of the Trust shall at all times be sufficient to discharge the Company's obligations under the Plans and under the terms of this Agreement. The Company's obligations under the Plans shall be equal to the aggregate present value of the future benefits payable to the participants and beneficiaries under the Plans as determined by using the 1983 Group Annuity Mortality Table (weighted 50% male), and the lower of (i) the "applicable interest rate" under Section 417(e)(3)(A)(ii)(II) of the Code which would be used for purposes of such Section for the last full month before the month for which such present value is being calculated, and (ii) the interest rate used in the most recent Plan valuation for funding purposes.

         Anything herein to the contrary notwithstanding, the Trustee shall under no circumstances be responsible for the adequacy of the Trust, whether before or after a Change in Control, as the result of the distribution of excess Trust assets to the Company, the payment of claims of judgment creditors of the Company, the payment of taxes of the Trust or of the participants and/or beneficiaries, the payment of expenses of the Trust or the Trustee or otherwise to fulfill the obligations of the Company under the Plans to participants and beneficiaries.

         (c) For purposes of calculating the contribution that the Company may or is required to make under Section 12.2, the Company and the Trustee shall make reasonable projections of (i) increases in the obligations under the Plans, including but not limited to those caused by increases in compensation, increases in tax rates, increases in the number of participants included in the Plans, and the likelihood that increased or accelerated amounts will be payable pursuant to provisions of such Plans as a result of a Change in Control, and
(ii) potential future expenses or reserves that may be payable or required to be maintained under the terms of this Agreement.


                                  ARTICLE XIII

                                  Authorities

         13.1 Company. Whenever the provisions of this Agreement specifically require or permit any action to be taken by "the Company", such action must be authorized by an officer of the Company, who has been duly authorized by the Board of Directors to act on the Company's behalf. The Company shall furnish the Trustee from time to time with a list of the names and signatures of all individual officers authorized to act for the Company hereunder and certified by the Secretary or an Assistant Secretary of the Company, and the Trustee shall be fully protected in acting upon any notices or directions received from any of them.

         13.2 Investment Manager. The Company shall cause each Investment Manager to furnish the Trustee from time to time with the names and signatures of those persons authorized to direct the Trustee on its behalf hereunder.

         13.3 Form of Communications. Any agreement between the Company and any Person (including an Investment Manager) or any other provision of this Agreement to the contrary notwithstanding other than Section 14.6, all notices, directions and other communications to the Trustee shall be in writing or in such other form, including transmission by electronic means through the facilities of third parties or otherwise, specifically agreed to in writing by the Trustee, and the Trustee shall be fully protected in acting in accordance therewith. Notice of a Change in Control shall be communicated to the Trustee in a writing signed by an officer of the Company which notice shall be conclusive and binding on the Trustee and on which the Trustee shall be entitled to rely.

         13.4 Continuation of Authority. The Trustee shall have the right to assume, in the absence of written notice to the contrary, that no event constituting a change in the Company's officers or terminating the authority of any Person, including any Investment Manager, has occurred.

         13.5 No Obligation to Act on Unsatisfactory Notice. The Trustee shall incur no liability under this Agreement for any failure to act pursuant to any notice, direction or any other communication from any Asset Manager, the Company, or any other Person or the designee of any of them unless and until it shall have received instructions in a form satisfactory to it.


                                  ARTICLE XIV

                               General Provisions

         14.1 Governing Law. This Agreement shall be administered, construed and enforced according to the laws of the State of Delaware. Nothing in this Agreement shall be construed to subject either the Trust or the Plans to ERISA other than Part 1 or 5 of Title I thereof.

         14.2 Entire Agreement. The Trustee's duties and responsibilities to the Plan or any Person interested therein shall be limited to those specifically set forth in this Agreement.

         14.3 Mistake. No mistake made in good faith and in the exercise of due care in connection with the administration of the Trust Fund shall be deemed to be a breach of the Trustee's duties if, promptly after discovery of the mistake, the Trustee takes whatever action may be practicable in the circumstances to remedy the mistake.

         14.4 Reliance on Experts. The Trustee and the Company may consult with experts (who may be experts employed by the Company), including legal counsel, appraisers, pricing services, accountants or actuaries, selected by them with due care, with respect to the meaning and construction of this Agreement or any provision hereof, or concerning their powers and duties hereunder, and shall be protected for any action taken or omitted by them in good faith pursuant to or on the basis of the opinion of any such expert.

         14.5 Successor to the Trustee. Any successor, by merger or otherwise, to substantially all of the trust business of Wachovia shall automatically and without further action become the Trustee hereunder if and only if such successor meets the requirements of Section 9.2. If the successor does not meet such requirements, then the Trustee shall be deemed to have resigned as of the date of such merger or other event and the provisions of Section 9.2 shall apply. Any successor shall be subject to all the terms and conditions and entitled to all the benefits and immunities hereof.

         14.6 Notices. All notices, reports, annual accounts and other communications to the Company, Investment Manager, or any other Person shall be deemed to have been duly given if mailed, postage prepaid, electronically delivered or delivered in hand to such Person at its address appearing on the records of the Trustee, which address shall be filed with the Trustee at the time of the establishment of the Trust and shall be kept current hereafter by the Company. All directions, notices, statements, objections and other communications to the Trustee shall be deemed to have been given when received by the Trustee at its offices.

         14.7 Plan Documents. The Company shall provide the Trustee with a complete, current copy of each Plan. The Trustee shall be entitled to rely upon the Company's attention to this obligation and shall be under no duty to inquire of any Person as to the existence of any documents not provided hereunder.

         14.8 No Waiver; Reservation of Rights. The rights, remedies, privileges and immunities expressed herein are cumulative and are not exclusive, and the Trustee shall be entitled to claim all other rights, remedies, privileges and immunities to which it may be entitled under applicable law.

         14.9 Descriptive Headings. The captions in this Agreement are solely for convenience of reference and shall not define or limit the provisions hereof.

         14.10 Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original and both of which shall constitute together but one and the same document.

                                   ARTICLE XV

                             Undertaking by Company

         15.1 Undertaking. In consideration of Wachovia's agreeing to enter into this Agreement, the Company hereby agrees to hold harmless Wachovia, individually and as Trustee ("Wachovia" or "Trustee" within this Section 15.1 shall include any parent or subsidiary of Wachovia and any corporation the stock of which is wholly owned by Wachovia Corporation as well as any successor corporation to those previously described) and Wachovia's directors, officers, and employees, from and against all amounts, including without limitation taxes, expenses (including reasonable counsel fees), liabilities, claims, damages, actions, suits or other charges, incurred by or assessed against Wachovia, individually or as Trustee, or its directors, officers or employees,
(i) as a result of any act or omission of any predecessor trustee appointed under a Plan; (ii) as a result of anything done in good faith, or alleged to have been done, by or on behalf of Wachovia in reliance upon the directions of any Investment Manager or the Company, or anything omitted to be done in good faith, or alleged to have been omitted, in the absence of such directions;
(iii) as a result of the failure of the Company, directly or indirectly, to adequately, carefully and diligently discharge its fiduciary responsibilities, if any, with respect to a Plan; (iv) as a result of any other event or occurrence beyond the Trustee's control, including, but not limited to, claims, actions, or suits which challenge the authority of the Company to enter into this Agreement, which challenge the validity of a Plan and the liabilities of the Company thereunder, or which make other similar challenges or allegations; or (v) as a result of any discretionary action taken by the Trustee after a Change in Control occurs pursuant to the terms of the Trust, except for the Trustee's negligence or willful misconduct.

         15.2 Limitation on Undertaking. Anything hereinabove to the contrary notwithstanding, the Company shall have no responsibility to Wachovia under
Section 15.1 if Wachovia knowingly participated in or knowingly concealed any act or omission of any Person described in such Section knowing that such act or omission constituted a breach of such Person's fiduciary responsibilities, or if Wachovia fails to perform any of the duties specifically undertaken by it under the provisions of this Agreement, or if Wachovia fails to act in conformity with duly given and authorized directions hereunder.

         15.3 Survival of Undertakings. The Company further agrees that the undertakings made in this Article XV shall be binding on its successors or assigns and shall survive termination, amendment or restatement of this Agreement, or the resignation or removal of the Trustee, and that this Article shall be construed as a contract between the Company and the Trustee according to the laws of the State of Delaware in effect from time to time.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the 15th day of April, 1998.

                        BOWATER INCORPORATED


                        By:    /s/ David G. Maffucci
                               -----------------------------------------------
                        Name:  David G. Maffucci
                               -----------------------------------------------
                        Title: Sr. Vice President and Chief Financial Officer
                               -----------------------------------------------
                        Date signed:  May 7, 1998
                                    ------------------------------------------


                        WACHOVIA BANK, N.A.


                        By:    /s/ Beverly H. Wood
                               -----------------------------------------------
                        Name:  Beverly H. Wood
                               -----------------------------------------------
                        Title: Senior Vice President
                               -----------------------------------------------
                        Date signed:  May 14, 1998
                                    ------------------------------------------

                                     LIST A

                PARTICIPATING PLANS, AGREEMENTS OR ARRANGEMENTS

Supplemental Benefit Plan for Designated Employees of Bowater Incorporated and Affiliated Companies

Bowater Incorporated Compensatory Benefit Plan

Bowater Incorporated Benefits Equalization Plan